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                                                                   EXHIBIT 10.3

                            1999 STOCK OPTION PLAN

                                      OF

                          ENTERTAINMENT BOULEVARD, INC.


     ENTERTAINMENT BOULEVARD, INC., a corporation organized under the laws of the State of Nevada, hereby adopts this 1999 Stock Option Plan. The purposes of this Plan are as follows:

     (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its employees, officers, directors and consultants who have been or will be given responsibility for the management or administration of the Company's business, by assisting them to become owners of the Company's Common Stock and thus to benefit directly from its growth, development and financial success.

     (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees, officers, directors and consultants considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of the Company's Common Stock under options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Code.


                                   ARTICLE 1

                                  DEFINITIONS

     Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

     "Board" shall mean the Board of Directors of the Company.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean the Board or a duly constituted Stock Option Committee of the Board, as provided in Section 6.1.

     "Common Stock" shall mean Common Stock of the Company.

     "Company" shall mean Entertainment Boulevard, Inc.

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     "CORPORATE TRANSACTION" shall mean any of the following transactions to which the Company is a party:

          (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

          (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

          (c) any reverse merger or recapitalization in which the Company is the surviving entity but in which securities possessing more than 66 2/3% of the total combined voting power of the Company's outstanding securities are transferred to a person or person different from those who held such securities immediately prior to such merger.

     "DIRECTOR" shall mean a member of the Board.

     "EMPLOYEE" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the
Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     "INCENTIVE STOCK OPTION" shall mean an Option which qualifies under
Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

     "NON-EMPLOYEE DIRECTOR" shall have the meaning provided in Rule 16b-3.

     "NON-QUALIFIED OPTION" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

     "OFFICER" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

     "OPTION" shall mean an option to purchase Common Stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

     "OPTIONEE" shall mean a person to whom an Option is granted under the Plan.


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     "PARENT CORPORATION" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "PLAN" shall mean this 1999 Stock Option Plan of Entertainment Boulevard, Inc.

     "RULE 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

     "SECRETARY" shall mean the Secretary of the Company.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

     "STOCK OPTION COMMITTEE" shall mean a committee of the Board which may be established for the purpose of acting as the Plan Committee pursuant to
Section 6.1 and composed solely of two or more Non-Employee Directors.

     "SUBSIDIARY" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "TERMINATION" shall mean the time when the employee-employer or other applicable relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause and with or without notice, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination, including, but not by way of limitation, the question of whether a Termination resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations; PROVIDED, HOWEVER, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination if, and to the extent that, such leave of absence interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                  ARTICLE II

                          SHARES SUBJECT TO PLAN

SECTION 2.1 - SHARES SUBJECT TO PLAN


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     The shares of stock subject to Options shall be shares of the Company's
Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed one million (1,000,000).

SECTION 2.2 -- UNEXERCISED OPTIONS

     If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

SECTION 2.3 -- CHANGES IN THE COMPANY'S SHARES

     Subject to Sections 4.6 and 4.7, in the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, initial public offering, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.


                                ARTICLE III
                           GRANTING OF OPTIONS

SECTION 3.1 -- ELIGIBILITY

     Any employee, officer, director or consultant of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options.

SECTION 3.2 -- GRANT OF OPTIONS

     (a) The Committee shall from time to time, in its absolute discretion:

         (i) Determine which Optionees (including those to whom Options have been previously granted under the Plan or other plans or arrangements of the Company) such of them as in its opinion should be granted Options;

         (ii) Determine, subject to the aggregate limitation of
              Section 2.1, the number of shares to be subject to such Options granted to such selected Optionees, and determine whether such Options are to be Incentive
              Stock Options or Non-Qualified Options; and


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         (ii) Determine the terms and conditions of such
              Options, consistent with the Plan.

     (b) Upon the selection of an Optionee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Options as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its absolute discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Optionee that:

         (i) The Optionee surrender for cancellation some or all of the unexercised Options that have been previously granted to him, in which event such newly-granted Option may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option; and

         (ii) The Optionee enter into one or more other agreements imposing restrictions on, and containing undertakings with respect to, shares of Common Stock issuable upon the exercise of an Option, such as transfer restrictions, voting agreements and the terms of registration under the Securities Act.


                                 ARTICLE IV
                              TERMS OF OPTIONS

SECTION 4.1 -- OPTION AGREEMENT

     Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine in their discretion and consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

SECTION 4.2 -- OPTION PRICE

     (a) The price of the shares subject to each Option shall be set by the Committee; PROVIDED, HOWEVER, that the price per share shall be not less than 85% of the fair market value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Stock Option, the price per share shall not be less than (i) 110% of the fair market value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more

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than 10% of the total combined voting power of all classes of stock of the
Company, any Subsidiary or any Parent Corporation, and (ii) 100% of the fair market value of such shares on the date such Option is granted in the case of other individuals.

     (b) For purposes of the Plan, the fair market value of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock share then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the Company's Common Stock is then listed as a National Market Issue under the Nasdaq National Market) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company's Common Stock on the day previous to such date as reported by Nasdaq or such successor quotation system; or (iii) if such Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for the Company's Common Stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

SECTION 4.3 - COMMENCEMENT OF EXERCISABILITY
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     (a) Subject to the provisions of Sections 4.3(b), 4.3(c) and 7.3,
Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; PROVIDED, HOWEVER, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(b), 4.3(c) and 7.3, accelerate the time at which such Option or any portion thereof may be exercised.

     (b) Except as the Committee may otherwise provide, no portion of an Option which is unexercisable at Termination shall thereafter become exercisable.

     (c) To the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such options shall be taxed as, and for all purposes be deemed to constitute, Non-Qualified
Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section 4.3(c), the fair market value of stock shall be determined as of the time the option with respect to such stock is granted.

SECTION 4.4 - EXPIRATION OF OPTIONS
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     (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

         (i) The expiration of ten years from the date the Option was granted;

         (ii) With respect to an Incentive Stock Option in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Incentive Stock Option was granted;

          (iii) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination for any reason other than such Optionee's death unless the Optionee dies within said three-month period;

          (iv) In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Optionee's Termination for any reason other than such Optionee's death unless the Optionee dies within said one-year period; or

          (v) The expiration of one year from the date of the Optionee's death.

     (b) Subject to the provisions of Secton 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination for any reason.

SECTION 4.5 - CONSIDERATION

     In consideration of the granting of an Option, upon the request of the Company the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company, a Parent Corporation or a Subsidiary for a specified period after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause and with or without notice.

SECTION 4.6 - ADJUSTMENTS IN OUTSTANDING OPTIONS

     In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company

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by reason of merger, consolidation, recapitalization, reclassification, initial public offering, stock split-up, stock dividend or combination of shares, the Committee shall, subject to Section 4.7, make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; PROVIDED, HOWEVER, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

SECTION 4.7 - OCCURRENCE OF A CORPORATE TRANSACTION

     Notwithstanding the provisions of Section 4.6, no Option may be exercised after the consummation of a Corporate Transaction approved by shareholders or, in the absolute discretion of the Committee, either by the terms of an Option or upon adoption of a resolution by the Committee prior to the occurrence thereof, after the consummation of any similar event involving a change in control of the Company. In addition, if the Committee so provides, it may, in its absolute discretion, also provide, either by the terms of an Option or by a resolution adopted prior to the occurrence of such Corporate Transaction or similar event involving a change in control of the Company, that, for some period of time prior to such event or in connection with the consummation of such transaction, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in
Section 4.3(a) and/or any installment vesting provisions of such Option, but subject to Section 4.3(c).

                                   ARTICLE V

                              EXERCISE OF OPTIONS

SECTION 5.1 - PERSON ELIGIBLE TO EXERCISE

     During the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

SECTION 5.2 - PARTIAL EXERCISE

     At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; PROVIDED, HOWEVER, that

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the Company shall not be required to issue fractional shares and the
Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

SECTION 5.3 - MANNER OF EXERCISE

     An exercisable Option, or any exercisable portion thereof, any be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

     (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee;

     (b)  (i)   Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised;

          (ii) With the consent of the Committee, shares of the Company's Common Stock or Voting Common Stock owned by the Optionee duly endorsed for transfer to the Company;

          (iii) With the consent of the Committee, subject to the timing requirements of Section 5.4, payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a fair market value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof, or

         (iv) With the consent of the Committee, any combination of the consideration provided in the foregoing subsections (i), (ii) and (iii);

     (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option;

     (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars;

     (e) The delivery by or on behalf of Optionee of such other ancillary agreements and under-takings as may have been provided for or referred to in the Plan or the applicable Stock Option Agreement (including, without limitation, as contemplated by Section 3.2(b) of the Plan); and

     (f) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

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SECTION 5.4 - CERTAIN TIMING REQUIREMENTS.

     At the discretion of the Committee, shares of Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Exchange Act, only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes made at least six months prior to the payment of such Option price or withholding taxes.

SECTION 5.5 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

     The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

     (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

     (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

SECTION 5.6 - RIGHTS AS SHAREHOLDERS

     The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

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SECTION 5.7 - TRANSFER RESTRICTIONS

     Unless otherwise approved in writing by the Committee, no shares acquired upon exercise of any Option by any Officer may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth or referred to in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Optionee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Optionee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.

                                  ARTICLE VI

                                ADMINISTRATION

SECTION 6.1 - COMMITTEE

     The Committee shall be the Board unless and until the Board shall duly constitute a Stock Option Committee. Appointment of Stock Option Committee members shall be effective upon acceptance of appointment. Stock Option Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Stock Option Committee shall be filled by the Board.

SECTION 6.2 - DUTIES AND POWERS OF COMMITTEE

     It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code.

SECTION 6.3 - PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS; COMPENSATION

     All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with

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respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation. Should the Board act as the Committee, the members of the Board shall receive no additional compensation for such services. Should a Stock Option Committee be constituted, the members of such committee shall receive such compensation for their services as may be determined by the Board.

                                  ARTICLE VII

                               OTHER PROVISIONS

SECTION 7.1 - OPTIONS NOT TRANSFERABLE

     No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bakruptcy), and any attempted disposition thereof shall be null and void and of no effect; PROVIDED, HOWEVER, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 7.2 - AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

     The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's shareholders given within 12 months before or after the action by the Committee, no action of the Committee may, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, materially modify the eligibility requirements of
Section 3.1, reduce the minimum Option price requirements of Section 4.2(a) or extend the limit imposed in this Section 7.2 on the period during which Options may be granted or amend or modify the Plan in a manner requiring shareholder approval under Rule 16b-3. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

     (a) The expiration of ten years from the date the Plan is adopted by the Board; or

     (b) The expiration of ten years from the date the Plan is approved by the Company's shareholders under Section 7.3.

SECTION 7.3 - APPROVAL OF PLAN BY SHAREHOLDERS

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     This Plan may be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such shareholder approval; PROVIDED, HOWEVER, that if such approval has not been obtained at the end of said 12-month period, all Options previously granted under the Plan shall be deemed to be Non-Qualified Options.

SECTION 7.4 - EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS

     The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 7.5 - TITLES

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

SECTION 7.6 - CONFORMITY TO SECURITIES LAWS

     The Plan is intended to conform to the extent necessary with all provisions of the Securities Act, the Exchange Act and any applicable State securities laws and any and all regulations and rules promulgated by the Securities and Exchange Commission and any other relevant regulatory body thereunder. Prior to the registration or qualification of the shares of stock issuable hereunder, it is the intention that all issuances of securities under the Plan shall be exempt from such registration or qualification by operation of Rule 701 promulgated under the Securities Act and provisions of applicable State law relating to the issuance of securities to a limited number of persons having pre-existing relationships with the Company. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

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